                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2002

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     333-87381                13-3411414
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
       Incorporation)                                     Identification Number)

                 ----------------------------------------------

                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
                                 (212) 272-2000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 21, 2002, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 2002-TOP6 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of March 1, 2002 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of nineteen classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 150 manufactured housing community, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on March 1, 2002 (the "Cut-off Date"), an aggregate principal balance of $1,117,792,180 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

         The Class A-1 Certificates have an initial Class Principal Balance of $304,970,000. The Class A-2 Certificates have an initial Class Principal Balance of $647,947,000. The Class X-1 Certificates have an initial Class Notional Amount of $1,117,792,180. The Class X-2 Certificates have an initial Class Notional Amount of $886,907,000. The Class B Certificates have an initial Class Principal Balance of $30,739,000. The Class C Certificates have an initial Class Principal Balance of $30,739,000. The Class D Certificates have an initial Class Principal Balance of $12,575,000. The Class E Certificates have an initial Class Principal Balance of $25,150,000. The Class F Certificates have an initial Class Principal Balance of $9,780,000. The Class G Certificates have an initial Class Principal Balance of $12,575,000. The Class H Certificates have an initial Class Principal Balance of $9,780,000. The Class J Certificates have an initial Class Principal Balance of $8,383,000. The Class K Certificates have an initial Class Principal Balance of $5,588,000. The Class L Certificates have an initial Class Principal Balance of $5,588,000. The Class M Certificates have an initial Certificate Principal Amount of $2,794,000. The Class N Certificates have an initial Certificate Principal Amount of $11,184,180. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

         In connection with the issuance of the Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 2002-TOP6, Cadwalader, Wickersham & Taft delivered a Tax Opinion dated March 21, 2002, attached hereto as Exhibit 8.3.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits.

              Exhibit No.
              of Item 601 of
Exhibit No.   Regulation S-K    Description
-----------   --------------    -----------
4.1           4                 Pooling and Servicing Agreement dated as of
                                March 21, 2002, among Bear Stearns Commercial
                                Mortgage Securities Inc. as depositor, Wells
                                Fargo Bank, National Association as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National
                                Association, as trustee, Wells Fargo Bank
                                Minnesota, National Association, as paying agent and certificate registrar and ABN Amro Bank
                                N.V., as fiscal agent.

8.3           8                 Tax Opinion of Cadwalader, Wickersham &
                                Taft dated

                                March 21, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 3, 2002

Bear Stearns Commercial Mortgage Securities Inc.

By: /s/ Michael Forastiere
    -----------------------------------
    Name:  Michael Forastiere
    Title: Vice President

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